UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a−6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a−12

Skillsoft Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the internet and go to: https://www.proxy-direct.com/skl-32741 On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials, and/or set future delivery preferences. Just follow the steps outlined on this secure website. TELEPHONE REQUESTS - CALL 1-877-816-5331 Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the Annual Meeting and/or to set future delivery preferences. - Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JUNE 13, 2022, TO FACILITATE TIMELY DELIVERY. SKILLSOFT CORP. IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. The Annual Meeting of Stockholders (the “Annual Meeting”) of Skillsoft Corp. (“Skillsoft”), a Delaware corporation will be held virtually on June 23, 2022 at 11:00 a.m. (Eastern Time) at the following website: https://www.cstproxy.com/skillsoft/am2022. To participate in the Annual Meeting, enter the 14-digit control number from the shaded box on this Notice. As a stockholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Annual Meeting. This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials, which include instructions on how to vote your shares. The Proxy Materials, which include the Annual Report on Form 10-K for the year ended January 31, 2022, Proxy Statement, and the Form of Proxy Card, are available at: https://www.proxy-direct.com/skl-32741 If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than June 13, 2022, to facilitate timely delivery. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. SKI_32741_NA_042722 Annual Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. inininsinstructions. Important Notice Regarding the Availability of Proxy Materials for the SKILLSOFT CORP. Annual Meeting of Stockholders to Be Held Virtually on June 23, 2022. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN The following matters will be considered at the Annual Meeting: 1. To elect three Class I Nominees to the Board of Directors: Ronald W. Hovsepian, Peter Schmitt, and Jeffrey R. Tarr. 2. Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2023. Such other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof. Please refer to the Proxy Materials for further details on the proposals and for instructions on how to attend the Annual Meeting and vote your shares. Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement? SKILLSOFT CORP. has elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a stockholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the internet, or request a full set of printed materials for the Annual Meeting and all future stockholder meetings, or you can make that choice on a case-by-case basis. How do I access the materials, set my preference for future stockholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by internet or touch tone telephone by using the Control Number and Security Code on the front of this Notice. The touch tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope. If I request printed Proxy Materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. SKI_32741_NA_042722